ACCUMULATED OTHER COMPREHENSIVE LOSS	12 Months Ended
Dec. 31, 2018
ACCUMULATED OTHER COMPREHENSIVE LOSS
ACCUMULATED OTHER COMPREHENSIVE LOSS

24. ACCUMULATED OTHER COMPREHENSIVE LOSS

	Cash flow	Defined
	hedges	benefit plans	Total

Balance as of December 31, 2015	$(71.1)	$(64.9)	$(136.0)
Other comprehensive (loss) income	(15.1)	21.6	6.5
Balance as of December 31, 2016	(86.2)	(43.3)	(129.5)
Other comprehensive income (loss)	71.7	(2.6)	69.1
Balance as of December 31, 2017	(14.5)	(45.9)	(60.4)
Other comprehensive loss	(15.8)	(5.1)	(20.9)
Balance as of December 31, 2018	$(30.3)	$(51.0)	$(81.3)

No significant amount is expected to be reclassified in income over the next 12 months in connection with derivative financial instruments designated as cash flow hedges. The balance is expected to reverse over a 8 1/4‑year period.